UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012 (November 15, 2010)

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York		10055
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed by BlackRock, Inc. (“BlackRock”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2010 (the “Original Form 8-K”) to include certain previously omitted schedules and exhibits to the Second Amended and Restated Global Distribution Agreement, dated as of November 15, 2010, between BlackRock and Merrill Lynch & Co., Inc., that was filed as Exhibit 10.2 to the Original Form 8-K. No other changes to the Original Form 8-K have been made hereby.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1*	Third Amended and Restated Stockholder Agreement, dated as of November 15, 2010, among BlackRock, Inc., Merrill Lynch & Co., Inc. and Merrill Lynch Group, Inc.

10.2**	Second Amended and Restated Global Distribution Agreement, dated as of November 15, 2010, between BlackRock, Inc. and Merrill Lynch & Co., Inc.

99.1*	Press Release dated November 15, 2010 issued by BlackRock.

*	Previously filed with the Original Form 8-K.
**	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ Daniel R. Waltcher
Name:	Daniel R. Waltcher
Title	Managing Director and Deputy General Counsel

Date: August 24, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Third Amended and Restated Stockholder Agreement, dated as of November 15, 2010, among BlackRock, Inc., Merrill Lynch & Co., Inc. and Merrill Lynch Group, Inc.

10.2**	Second Amended and Restated Global Distribution Agreement, dated as of November 15, 2010, between BlackRock, Inc. and Merrill Lynch & Co., Inc.

99.1*	Press Release dated November 15, 2010 issued by BlackRock.

*	Previously filed with the Original Form 8-K.
**	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.